                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22420


           Oppenheimer Master Inflation Protected Securities Fund, LLC
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           -----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                       Date of reporting period: 4/30/2012

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

                                                                        Principal
                                                                           Amount          Value
------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--1.0%
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2005-87, Cl. SE, 21.47%, 10/25/35(1)                         $   1,065,102   $     145,368
Trust 2005-93, Cl. SI, 24.67%, 10/25/35(1)                             1,063,602         157,823
Trust 2007-88, Cl. XI, 33.98%, 6/25/37(1)                              1,040,847         157,281
------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through
Certificates, Series 2005-A1, Cl. 2A1, 2.585%, 12/25/34(2)               228,052         226,670
------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg.
Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.037%,
9/1/35(2)                                                                174,018         153,426
                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $760,816)                                        840,568
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--94.4%
U.S. Treasury Inflation-Protected Securities:
0.50%, 4/15/15(3)                                                     11,200,000      12,461,785
0.625%, 4/15/13(3)                                                     9,500,000      10,437,099
1.375%, 1/15/20(3)                                                    11,500,000      14,137,989
2.125%, 2/15/41(3)                                                     3,800,000       5,430,986
2.50%, 1/15/29(3,4)                                                    9,900,000      14,309,762
2.625%, 7/15/17(3)                                                    10,500,000      13,968,552
3.625%, 4/15/28(3,4)                                                   3,750,000       8,019,964
                                                                                     -----------
Total U.S. Government Obligations (Cost $71,293,261)                                  78,766,137
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS, AT VALUE (COST $72,054,077)                              95.4%     79,606,705
------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              4.6       3,848,347
                                                                    ----------------------------
Net Assets                                                                 100.0%  $  83,455,052
                                                                    ============================

Footnotes to Statement of Investments

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $460,472 or 0.55% of the Fund's net assets as of April 30, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $68,086. See accompanying Notes.

FUTURES CONTRACTS AS OF APRIL 30, 2012 ARE AS FOLLOWS:

                                                                           UNREALIZED
                                      NUMBER OF EXPIRATION               APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL CONTRACTS       DATE        VALUE (DEPRECIATION)
---------------------------- -------- --------- ---------- ------------ -------------
U.S. Long Bonds                  Sell     23     6/20/12   $  3,286,125 $     (11,091)
U.S. Treasury Nts., 2 yr.        Sell     11     6/29/12      2,426,016        (2,742)
U.S. Treasury Nts., 10 yr.        Buy     74     6/20/12      9,788,813        58,776
                                                                        -------------
                                                                        $      44,943
                                                                        =============

1 | Oppenheimer Master Inflation Protected Securities Fund, LLC

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Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

NOTES TO STATEMENT OF INVESTMENTS

INFLATION-INDEXED DEBT SECURITIES. Inflation-indexed debt securities are fixed income securities that are structured to seek to provide protection against inflation. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. As of April 30, 2012 securities with an aggregate market value of $78,766,137, representing 94.4% of the Fund's net assets were comprised of inflation-indexed debt securities.

CONCENTRATION RISK. Focusing on one type of investment, inflation-indexed bonds, rather than a broad spectrum of investments, makes the Fund's share price particularly sensitive to market, economic and other events that may affect this investment type. The Fund's investment in inflation-indexed bonds may be speculative and subject to greater price volatility than other types of investments.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

2 | Oppenheimer Master Inflation Protected Securities Fund, LLC

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Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                     STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------------------------------------------------------------------------------
Corporate debt, government debt,  Reported trade data, broker-dealer price quotations, benchmark yields,
municipal, mortgage-backed and    issuer spreads on comparable securities, the credit quality, yield,
asset-backed securities           maturity, and other appropriate factors.

Loans                             Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

3 | Oppenheimer Master Inflation Protected Securities Fund, LLC

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Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

                                                                                   LEVEL 3--
                                                LEVEL 1--           LEVEL 2--    SIGNIFICANT
                                               UNADJUSTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                            QUOTED PRICES   OBSERVABLE INPUTS         INPUTS        VALUE
---------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Mortgage-Backed Obligations               $            --  $           840,568 $           -- $    840,568
U.S. Government Obligations                            --           78,766,137             --   78,766,137
                                          ----------------------------------------------------------------
Total Investments, at Value                            --           79,606,705             --   79,606,705
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                     7,689                   --             --        7,689
                                          ----------------------------------------------------------------
Total Assets                              $         7,689  $        79,606,705 $           -- $ 79,614,394
                                          ----------------------------------------------------------------


LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                           $        (2,746) $                -- $           -- $     (2,746)
                                          ----------------------------------------------------------------
Total Liabilities                         $        (2,746) $                -- $           -- $     (2,746)
                                          ----------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

4 | Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

5 | Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended April 30, 2012, the Fund had an ending monthly average market value of $8,928,512 and $6,990,004 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

6 | Oppenheimer Master Inflation Protected Securities Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Inflation Protected Securities Fund, LLC

By: /s/ William F.Glavin, Jr.
    ----------------------------
    William F.Glavin, Jr.
    Principal Executive Officer

Date: 6/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 6/11/2012

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 6/11/2012